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                                                                    EXHIBIT 23.2


The Board of Directors
Southern States Cooperative, Incorporated:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                   /s/ KPMG LLP

Atlanta, Georgia
August 3, 2000